UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2021

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 E. Dover, St., Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	SHBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the “Company”) held on May 12, 2021 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of four director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2021 (Proposal 2); (iii) the adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal 3); and (iv) the approval of the Shore Bancshares Inc. 2021 Employee Stock Purchase Plan. These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the four proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action.

On the record date for the Annual Meeting, there were 11,751,859 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 10,147,359 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Each of the four proposals that were voted on at the Annual Meeting were approved by the Company’s stockholders. The results of the votes are set forth below:

Proposal 1 - To elect four Class III directors to serve for a three-year term ending at the 2024 Annual Meeting of Stockholders.

Class III Directors
	For	Against	Abstain	Broker Non-Votes
David J. Bates	7,750,814	1,120,965	7,114	1,268,466
Lloyd L. Beatty, Jr.	8,185,053	687,565	6,275	1,268,466
James A. Judge	8,141,314	730,273	7,306	1,268,466
R. Michael Clemmer, Jr.	8,205,359	667,260	6,274	1,268,466

Proposal 2 - To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for fiscal year 2021.

For	Against	Abstain	Broker Non-Votes
9,529,499	605,487	12,373	-

Proposal 3 - To adopt a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
8,079,300	673,678	125,915	1,268,466

Proposal 4 - To approve the Shore Bancshares, Inc. 2021 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
8,093,748	776,930	8,215	1,268,466

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: May 12, 2021	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

3